SUPPLEMENT DATED NOVEMBER 1, 2005 TO

PROSPECTUSES DATED:

WRL FREEDOM ELITE BUILDER (May 1, 2005)

WRL FREEDOM ELITE BUILDER II (May 1, 2005)

WRL FREEDOM ELITE (May 1, 2005)

WRL FREEDOM WEALTH PROTECTOR (May 1, 2005)

WRL FREEDOM EQUITY PROTECTOR (May 1, 2005)

WRL FINANCIAL FREEDOM BUILDER (May 1, 2005)

WRL XCELERATOR (May 1, 2005)

WRL FREEDOM ELITE ADVISOR (May 1, 2004)

WRL FREEDOM SP PLUS (May 1, 1994)

THE EQUITY PROTECTOR (May 1, 1989)

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following disclosure supplements the Prospectus:

On November 1, 2005, two portfolios of the AEGON/Transamerica Series Trust changed their names. These portfolios did not change sub-advisers, investment objectives or advisory fees. The Clarion Real Estate Securities was renamed Clarion Global Real Estate Securities, and Van Kampen Emerging Growth portfolio was renamed Van Kampen Mid-Cap Growth.

All references in your prospectus to the Clarion Real Estate Securities subaccount should be read as Clarion Global Real Estate Securities subaccount. All references in your prospectus to Van Kampen Emerging Growth subaccount should be read as Van Kampen Mid-Cap Growth subaccount.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS

AGO1264-11/05